Exhibit 10.1

WARRANT EXERCISE AGREEMENT

This Warrant Exercise Agreement (this “Agreement”), dated as of January 22, 2020, is by and between Genius Brands International, Inc., a Nevada corporation (the “Company”), and the undersigned holder (the “Holder”) of warrants to purchase shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”).

WHEREAS, the Holder beneficially owns in the aggregate 500,000 warrants to purchase Common Stock at an exercise price of $3.90 per share that are exercisable in October 2022, as set forth on the Holder's signature page hereto (the “Original Warrants”).

WHERAS, in order to induce the Holder to exercise the Original Warrants, the Company and the Holder hereby agree to amend the Warrants to reduce the exercise price thereof to $0.34 (the "Amended Exercise Price").

WHEREAS, the Holder desires to exercise such Original Warrants in the amounts set forth on the applicable signature pages hereto using the Amended Exercise Price. The shares of Common Stock underlying the Original Warrants are referred to herein as the “Warrant Shares”.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Holder and the Company agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1     Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Original Warrants.

ARTICLE II

EXERCISE OF ORIGINAL WARRANTS

Section 2.1     Exercise of Warrants. Subject to the provisions of Section 2.5 below, by executing this Agreement, the Company and the Holder hereby agree that the Holder shall be deemed to have exercised the number of Original Warrants set forth on the signature page hereto for aggregate cash proceeds to the Company in the amount set forth on the Holder’s signature page hereto, pursuant to the terms of the Original Warrants, except that the exercise price thereunder shall be the Amended Exercise Price (as defined below). The Holder shall deliver the aggregate cash exercise price for such Original Warrants to the bank account set forth on the Company’s signature page hereto within two Trading Days after the date hereof and the Company shall deliver the Warrant Shares to the Holder via the Depository Trust Company Deposit or Withdrawal at Custodian system pursuant to the terms of the Original Warrants, but pursuant to DWAC instructions set forth on the Holder’s signature page hereto. The date of the closing of the exercise of the Original Warrants shall be referred to as the “Closing Date”.

Section 2.2     Filing of Form 8-K. Prior to 9:00 am ET on January 23, 2020, the Company shall issue a Current Report on Form 8-K, reasonably acceptable to the Holder disclosing the material terms of the transactions contemplated hereby, which shall include this form of Agreement (the “8-K Filing”).

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Section 2.3.     Amendment to Exercise Price in Original Warrants. The Company and the Holder hereby agree to amend and restate Section 2(b) of the Original Warrants as follows: "b) Exercise Price. The exercise price per share of the Common Stock under this Warrant Shall be (i) $0.34 (the "Exercise Price").

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1     Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Holder that as of the date of its execution of this Agreement:

(a)        Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)        Organization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada.

(c)        Registration Statement. The Warrant Shares are registered for issuance on a Form S-3 Registration Statement and the Company knows of no reasons why such registration statement shall not remain available for the resale by the Holder of such Warrant Shares for the foreseeable future. The Company shall use commercially reasonable efforts to keep the Registration Statement effective and available for the resale of the Warrant Shares underlying the Original Warrants until all Original Warrants are exercised and the Warrant Shares are sold by the Holder. If the Company is unable to keep the Registration Statement effective and available, the Holder may exercise the Original Warrants by means of a cashless exercise in accordance with the terms of the Original Warrants, but using the Amended Exercise Price.

(d)        No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected which have not been waived, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

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(e)        Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company confirms that neither it nor any other Person acting on its behalf has provided any of Holder or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Holder regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including but not limited to the disclosure set forth in the SEC Reports, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As used herein, “SEC Reports” means all reports, schedules, forms, statements and other documents required to be filed by the Company with the Commission pursuant to the reporting requirements of the 1934 Act, including all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein.

Section 3.2        Representations and Warranties of the Holder. The Holder hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement.

(a)        Due Authorization. The Holder represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by the Holder and constitutes the valid and binding obligation of the Holder, enforceable against it in accordance with its terms.

(b)        No Conflicts. The Holder represents and warrants that the execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Holder’s organizational or charter documents, or (ii) conflict with or result in a violation of any agreement, law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority which would interfere with the ability of the Holder to perform its obligations under this Agreement.

(c)        Access to Information. The Holder acknowledges that it has had the opportunity to review this Agreement and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the exercise of the Original Warrants and the merits and risks of investing in the Warrant Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Holder acknowledges and agrees that neither Bradley Woods &Co., Ltd. (the “Advisor”) nor any Affiliate of the Advisor has provided the Holder with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Advisor nor any Affiliate has made or makes any representation as to the Company or the quality of the securities issued and issuable hereunder and the Advisor and any Affiliate may have acquired non-public information with respect to the Company which the Holder agrees need not be provided to it. In connection with the issuance of the securities hereunder to the Holder, neither the Advisor nor any of its Affiliates has acted as a financial advisor or fiduciary to the Holder.

(d)        Holder Status. The Holder represents and warrants that is an “accredited investor” as defined in Rule 501 under the Securities Act.

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(e)        Knowledge. The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant Shares, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Warrant Shares and, at the present time, is able to afford a complete loss of such investment.

ARTICLE IV

MISCELLANEOUS

Section 4.1        Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made by email to the email address of the Holder set forth on Holders’ signature page.

Section 4.2        Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the Warrant Shares. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 4.3        Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 4.4         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 4.5        Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Original Warrants.

Section 4.6        Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 4.7        Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 4.8        Fees and Expenses. Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrant Shares.

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IN WITNESS WHEREOF, the undersigned have executed this Warrant Exercise Agreement as of the date first written above.

COMPANY:

GENIUS BRANDS INTERNATIONAL, INC.

By:  _______________________________

Name:   ____________________________

Title:  ______________________________

Bank Account and Wire Instructions

[insert]

ANSON INVESTMENTS MASTER FUND LP

By:  _______________________________

Name:   ____________________________

Title:  ______________________________

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[HOLDER SIGNATURE PAGES TO GNUS

WARRANT EXERCISE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Holder:

Number of Original Warrants held:
Number of Original Warrants deemed exercised:

Aggregate Exercise Price of Warrants deemed Exercised:

Warrant Shares underlying Warrants deemed Exercised:

Instructions for Warrant Shares to be issued upon initial exercise of Original Warrants: _________________

DWAC Instructions:

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